Exhibit 99(1)

HESS CORPORATION
Investor Contact:	Jay Wilson (212) 536-8940
Media Contact:	James Allen (212) 536-8550

HESS REPORTS ESTIMATED RESULTS FOR THE FOURTH QUARTER OF 2006

NEW YORK, January 31, 2007 -- Hess Corporation (NYSE: HES)

Hess Corporation reported net income of $359 million for the fourth quarter of 2006 compared with net income of $452 million for the fourth quarter of 2005. For the full year, net income was $1,916 million compared with $1,242 million in 2005. See the following page for a table and description of items affecting the comparability of earnings between periods. The after-tax results by major operating activity were as follows:

	Three months ended		Year ended
	December 31		December 31
	2006*	2005*	2006*	2005
	(In millions, except per share amounts)
Exploration and Production	$350	$298	$1,763	$1,058
Marketing and Refining	67	229	390	515
Corporate	(27)	(41)	(110)	(191)
Interest expense	(31)	(34)	(127)	(140)

Net income	$359	$452	$1,916	$1,242

Net income per share (diluted)**	$1.13	$1.44	$6.07	$3.98

Weighted average number of shares (diluted)**	316.4	314.5	315.7	312.1

* Unaudited
** Weighted average number of shares and per-share amounts in all periods reflect the impact of the 3-for-1 stock split on May 31, 2006.

Exploration and Production earnings were $350 million in the fourth quarter of 2006 compared with $298 million in the fourth quarter of 2005. The Corporation’s oil and gas production, on a barrel-of-oil equivalent basis, was 366,000 barrels per day in the fourth quarter of 2006 compared with 316,000 barrels per day in the fourth quarter of 2005.

In the fourth quarter of 2006, the Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $50.76 per barrel, an increase of $16.67 per barrel from the fourth quarter of 2005. The increase primarily reflects reduced hedge positions in 2006. The Corporation’s average worldwide natural gas selling price was $5.25 per Mcf in the fourth quarter of 2006, compared to $7.14 per Mcf in the fourth quarter of 2005.

Marketing and Refining earnings were $67 million in the fourth quarter of 2006 compared with $229 million in the fourth quarter of 2005. Refining earnings were $45 million in the fourth quarter of 2006 compared with $83 million in the fourth quarter of 2005 principally reflecting lower refined product margins. Marketing earnings were $17 million in the fourth quarter of 2006 compared with $131 million in the same period of 2005, primarily reflecting lower margins. Earnings from trading operations were $5 million in the fourth quarter of 2006 compared to $15 million in the fourth quarter of 2005.

The following items, on an after-tax basis, are included in net income (in millions):

	Three months ended		Year ended
	December 31		December 31
	2006	2005	2006	2005
Exploration and Production
Gains from asset sales	$-	$30	$236	$41
Income tax adjustments	-	-	(45)	11
Accrued office closing costs	-	-	(18)	-
Hurricane related costs	-	(12)	-	(26)
Legal settlement	-	-	-	11
Marketing and Refining
LIFO inventory liquidation	-	25	-	32
Charge related to customer bankruptcy	-	(8)	-	(8)
Corporate
Tax on repatriated earnings	-	-	-	(72)
Premiums on bond repurchases	-	(19)	-	(26)

	$-	$16	$173	$(37)

The gains from asset sales for the year 2006 relate to the sale of certain United States producing properties. During 2006 the United Kingdom increased the supplementary tax on petroleum operations from 10% to 20%. As a result, the Corporation recorded a $45 million adjustment to its United Kingdom deferred tax liability. The year 2006 results also include a charge for vacated leased office space.

Net cash provided by operating activities was $3,491 million in 2006 compared with $1,840 million in 2005. Proceeds from asset sales in 2006 totaled $444 million. Capital and exploratory expenditures for the year 2006 amounted to $4,056 million of which $3,887 million related to Exploration and Production activities. Capital and exploratory expenditures for the year 2005 amounted to $2,490 million, including $2,384 million for Exploration and Production.

At December 31, 2006, cash and cash equivalents totaled $383 million compared with $315 million at December 31, 2005. Total debt was $3,772 million at December 31, 2006 and $3,785 million at December 31, 2005. The Corporation’s debt to capitalization ratio at December 31, 2006 was 31.7% compared with 37.6% at the end of 2005.

Hess Corporation will review fourth quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration for and the development, production, purchase, transportation and sale of crude oil and natural gas. The Corporation also manufactures, purchases, trades and markets refined petroleum and other energy products.

Forward Looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Fourth Quarter 2006	Fourth Quarter 2005	Third Quarter 2006
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$7,155	$7,059	$7,035
Non-operating income
Equity in income of HOVENSA L.L.C.	32	67	70
Gain on asset sales	--	30	--
Other, net	22	(10)	25
Total revenues and non-operating income	7,209	7,146	7,130

Costs and Expenses
Cost of products sold (excluding items shown separately below)	5,058	5,367	4,899
Production expenses	358	284	323
Marketing expenses	254	238	230
Exploration expenses, including dry holes and lease impairment	140	86	221
Other operating expenses	35	37	34
General and administrative expenses	117	103	115
Interest expense	51	55	49
Depreciation, depletion and amortization	353	258	323
Total costs and expenses	6,366	6,428	6,194
Income before income taxes	843	718	936
Provision for income taxes	484	266	639
Net income	$359	$452	$297
Preferred stock dividends	8	12	12
Net income applicable to common stockholders	$351	$440	$285

Supplemental Income Statement Information
Foreign currency gains (losses) net, after-tax	$5	$2	$--
Capitalized interest	25	23	25

Cash Flow Information
Net cash provided by operating activities (*)	$779	$289	$828

Capital and Exploratory Expenditures
Exploration and Production
United States	$269	$95	$252
International	715	654	531
Total Exploration and Production	984	749	783
Marketing, Refining and Corporate	47	32	47
Total Capital and Exploratory Expenditures	$1,031	$781	$830
Exploration expenses charged to income included above
United States	$42	$28	$19
International	28	29	23
	$70	$57	$42
(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)
	Year
	2006	2005
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$28,067	$22,747
Non-operating income
Equity in income of HOVENSA L.L.C.	203	376
Gain on asset sales	369	48
Other, net	81	84
Total revenues and non-operating income	28,720	23,255
Costs and Expenses
Cost of products sold (excluding items shown separately below)	19,912	17,041
Production expenses	1,250	1,007
Marketing expenses	940	842
Exploration expenses, including dry holes and lease impairment	552	397
Other operating expenses	130	136
General and administrative expenses	471	357
Interest expense	201	224
Depreciation, depletion and amortization	1,224	1,025
Total costs and expenses	24,680	21,029
Income before income taxes	4,040	2,226
Provision for income taxes	2,124	984
Net income	$1,916	$1,242
Preferred stock dividends	44	48
Net income applicable to common stockholders	$1,872	$1,194

Supplemental Income Statement Information
Foreign currency gains (losses) net, after-tax	$10	$18
Capitalized interest	100	80
Cash Flow Information
Net cash provided by operating activities (*)	$3,491	$1,840
Capital and Exploratory Expenditures
Exploration and Production
United States	$908	$353
International	2,979	2,031
Total Exploration and Production	3,887	2,384
Marketing, Refining and Corporate	169	106
Total Capital and Exploratory Expenditures	$4,056	$2,490
Exploration expenses charged to income included above
United States	$110	$89
International	102	60
	$212	$149

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	December 31	December 31
	2006	2005
Balance Sheet Information

Cash and cash equivalents	$383	$315
Other current assets	5,347	4,975
Investments	1,200	1,389
Property, plant and equipment - net	12,310	9,512
Other long-term assets	3,082	2,924
Total assets	$22,322	$19,115

Current maturities of long-term debt	$27	$26
Other current liabilities	6,579	6,421
Long-term debt	3,745	3,759
Other long-term liabilities	3,860	2,623
Stockholders' equity excluding other comprehensive income (loss)	9,675	7,812
Accumulated other comprehensive income (loss)	(1,564)	(1,526)
Total liabilities and stockholders' equity	$22,322	$19,115

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Fourth Quarter 2006
	United States	International	Total
Sales and other operating revenues	$244	$1,438	$1,682
Non-operating income	3	18	21
Total revenues	247	1,456	1,703
Costs and expenses
Production expenses, including related taxes	59	299	358
Exploration expenses, including dry holes and lease impairment	94	46	140
General, administrative and other expenses	30	16	46
Depreciation, depletion and amortization	31	305	336
Total costs and expenses	214	666	880

Results of operations before income taxes	33	790	823
Provision for income taxes	12	461	473
Results of operations	$21	$329	$350

	Fourth Quarter 2005
	United States	International	Total
Sales and other operating revenues	$274	$826	$1,100
Non-operating income	3	28	31
Total revenues	277	854	1,131
Costs and expenses
Production expenses, including related taxes	70	214	284
Exploration expenses, including dry holes and lease impairment	34	52	86
General, administrative and other expenses	21	22	43
Depreciation, depletion and amortization	24	216	240
Total costs and expenses	149	504	653

Results of operations before income taxes	128	350	478
Provision for income taxes	43	137	180
Results of operations	$85	$213	$298

	Third Quarter 2006
	United States	International	Total
Sales and other operating revenues	$314	$1,351	$1,665
Non-operating income	14	1	15
Total revenues	328	1,352	1,680
Costs and expenses
Production expenses, including related taxes	55	268	323
Exploration expenses, including dry holes and lease impairment	164	57	221
General, administrative and other expenses	21	25	46
Depreciation, depletion and amortization	35	271	306
Total costs and expenses	275	621	896

Results of operations before income taxes	53	731	784
Provision for income taxes	20	558	578
Results of operations	$33	$173	$206

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)
	Year 2006
	United States	International	Total
Sales and other operating revenues	$1,232	$5,292	$6,524
Non-operating income	385	43	428
Total revenues	1,617	5,335	6,952
Costs and expenses
Production expenses, including related taxes	221	1,029	1,250
Exploration expenses, including dry holes and lease impairment	353	199	552
General, administrative and other expenses	95	114	209
Depreciation, depletion and amortization	127	1,032	1,159
Total costs and expenses	796	2,374	3,170

Results of operations before income taxes	821	2,961	3,782
Provision for income taxes	296	1,723	2,019
Results of operations	$525	$1,238	$1,763

	Year 2005

	United States	International	Total
Sales and other operating revenues	$1,097	$3,113	$4,210
Non-operating income (expenses)	(1)	95	94
Total revenues	1,096	3,208	4,304
Costs and expenses
Production expenses, including related taxes	253	754	1,007
Exploration expenses, including dry holes and lease impairment	233	164	397
General, administrative and other expenses	74	66	140
Depreciation, depletion and amortization	145	820	965
Total costs and expenses	705	1,804	2,509

Results of operations before income taxes	391	1,404	1,795
Provision for income taxes	141	596	737
Results of operations	$250	$808	$1,058

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL OPERATING DATA
(IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2006	2005	2006
Operating Data
Net Production Per Day
Crude oil - barrels
United States	29	37	34
Europe	111	105	102
Africa	89	66	86
Asia and other	13	10	13
Total	242	218	235

Natural gas liquids - barrels
United States	9	9	11
Europe	7	4	5
Total	16	13	16

Natural gas - mcf
United States	91	112	109
Europe	336	254	274
Asia and other	223	147	226
Total	650	513	609

Barrels of oil equivalent	366	316	352

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$53.64	$30.95	$65.41
Europe	50.01	33.50	59.97
Africa	49.77	34.08	54.52
Asia and other	57.09	55.30	67.24
Worldwide	50.76	34.09	58.81

Crude oil - per barrel (excluding hedging)
United States	$53.64	$54.85	$65.41
Europe	51.79	53.10	62.79
Africa	57.11	54.72	66.43
Asia and other	57.09	55.30	67.24
Worldwide	54.46	53.99	64.73

Natural gas liquids - per barrel
United States	$43.68	$48.67	$49.17
Europe	45.19	44.60	50.30
Worldwide	44.33	47.17	49.54

Natural gas - per mcf
United States	$6.27	$11.75	$5.99
Europe	5.55	6.91	5.37
Asia and other	4.39	4.04	3.91
Worldwide	5.25	7.14	4.94

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL OPERATING DATA
(IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)
	Year
	2006	2005
Operating Data
Net Production Per Day
Crude oil - barrels
United States	36	44
Europe	109	110
Africa	85	67
Asia and other	12	7
Total	242	228

Natural gas liquids - barrels
United States	10	12
Europe	5	4
Total	15	16

Natural gas - mcf
United States	110	137
Europe	283	274
Asia and other	219	133
Total	612	544

Barrels of oil equivalent	359	335

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$60.45	$32.64
Europe	56.19	33.13
Africa	51.18	32.10
Asia and other	61.52	54.71
Worldwide	55.31	33.38

Crude oil - per barrel (excluding hedging)
United States	$60.45	$51.16
Europe	58.46	52.22
Africa	62.80	51.70
Asia and other	61.52	54.71
Worldwide	60.41	51.94

Natural gas liquids - per barrel
United States	$46.22	$38.50
Europe	47.30	37.13
Worldwide	46.59	38.08

Natural gas - per mcf
United States	$6.59	$7.93
Europe	6.20	5.29
Asia and other	4.05	4.02
Worldwide	5.50	5.65

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL HEDGING INFORMATION (UNAUDITED)

The following is a summary of the Corporation’s outstanding crude oil hedges at December 31, 2006:
	Brent Crude Oil*

Maturity	Average Selling Price	Thousands of barrels per day
2007	$25.85	24
2008	25.56	24
2009	25.54	24
2010	25.78	24
2011	26.37	24
2012	26.90	24

___________________________
* There were no WTI crude oil or natural gas hedges outstanding at December 31, 2006.

The after-tax losses from crude oil hedges were $57 million in the fourth quarter of 2006, $269 million in fourth quarter of 2005, and $81 million in the third quarter of 2006. Hedge losses totaled $285 million and $989 million for the years ended December 31, 2006 and 2005, respectively. The after-tax deferred hedge loss included in accumulated other comprehensive income at December 31, 2006 amounted to $1.3 billion.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)
		Fourth	Fourth	Third
		Quarter	Quarter	Quarter
		2006	2005	2006
Financial Information (in millions of dollars)

Marketing and Refining Earnings
Income before income taxes		$105	$358	$245
Provision for income taxes		38	129	92
Marketing and Refining Earnings		$67	$229	$153

Summary of Marketing and Refining Earnings
Refining		$45	$83	$64
Marketing		17	131	63
Trading		5	15	26
Total Marketing and Refining Earnings		$67	$229	$153

Operating Data (in thousands unless noted)

Refined Product Sales (barrels per day)
Gasoline		210	218	212
Distillates		169	170	130
Residuals		57	78	54
Other		33	53	37
Total		469	519	433

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		469	482	475
HOVENSA - Hess 50% share		234	241	237
Port Reading		64	64	62

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	93.7%	96.3%	94.9%
FCC	150	91.2%	87.1%	92.0%
Coker	58	89.8%	85.3%	88.3%
Port Reading	65	98.1%	98.5%	95.8%

Retail Marketing
Number of retail stations (a)		1,350	1,354	1,347
Convenience store revenue (in millions of dollars) (b)		$253	$241	$271
Average gasoline volume per station (gallons per month) (b)		202	199	216

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)
		Year
		2006	2005
Financial Information (in millions of dollars)

Marketing and Refining Earnings
Income before income taxes		$614	$813
Provision for income taxes		224	298
Marketing and Refining Earnings		$390	$515

Summary of Marketing and Refining Earnings
Refining		$236	$346
Marketing		108	136
Trading		46	33
Total Marketing and Refining Earnings		$390	$515

Operating Data (in thousands unless noted)

Refined Product Sales (barrels per day)
Gasoline		218	213
Distillates		144	136
Residuals		60	64
Other		37	43
Total		459	456

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		448	461
HOVENSA - Hess 50% share		224	231
Port Reading		63	55

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	89.7%	92.2%
FCC	150	84.3%	81.9%
Coker	58	84.3%	92.8%
Port Reading	65	97.4%	85.3%

Retail Marketing
Number of retail stations (a)		1,350	1,354
Convenience store revenue (in millions of dollars) (b)		$1,015	$973
Average gasoline volume per station (gallons per month) (b)		208	204

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.